UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 10, 2005
                        (Date of earliest event reported)


                               The Eastern Company
             (Exact name of Registrant as specified in its charter)


Connecticut                       0-599                       06-0330020
-----------                       -----                       ----------
 (State of               (Commission File Number)           (IRS Employer
incorporation)                                           Identification No.)


112 Bridge Street, Naugatuck, Connecticut                    06770
-----------------------------------------                    -----
 (Address of principal executive offices)                 (Zip Code)


                                 (203) 729-2255
                                 --------------
                         (Registrant's telephone number,
                              including area code)




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Section 2 - Financial Information


         ITEM 2.02 - Results of Operations and Financial Condition

                  Press Release dated February 10, 2005 announcing the full year and fourth quarter earnings for 2004 is attached here to.


Section 7 - Regulation FD.

         ITEM 7.01 - Regulation FD Disclosure

                  On February 10, 2005, The Eastern Company released the full year and fourth quarter of 2004 quarterly earnings. A copy of the Press Release dated February 10, 2005 announcing the full year and fourth quarter earnings for 2004 is attached hereto.


Section 9 - Financial Statements and Exhibits

         ITEM 9.01 - (c) Exhibits

                  (99) Press Release dated February 10, 2005 announcing the full year and fourth quarter earnings for 2004.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        The Eastern Company


Date:  February 10, 2005                 By:  /s/John L. Sullivan III
       -----------------                ----------------------------
                                        John L. Sullivan III
                                        Vice President, Secretary & Treasurer